Exhibit 10.14
SECOND AMENDMENT TO CREDIT AGREEMENT
THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of June 6, 2024, is by and among PUBLIC POLICY HOLDING COMPANY, INC., a Delaware corporation (“Company”), ALPINE GROUP PARTNERS, LLC, a Delaware limited liability company, ALPINE ADVISORS LLC, a Delaware limited liability company, BAY STRATEGIES LLC, a Delaware limited liability company, BLUE ENGINE MESSAGE & MEDIA, LLC, a Delaware limited liability company, CFW GROUP LLC, a Delaware limited liability company, COLUMBIA CAMPAIGN GROUP LLC, a Delaware limited liability company, CROSSROADS STRATEGIES, LLC, a Delaware limited liability company, FORBES TATE PARTNERS LLC, a Delaware limited liability company, JDA FRONTLINE PARTNERS, LLC, a Delaware limited liability company, KP PUBLIC AFFAIRS LLC, a Delaware limited liability company, MULTISTATE ASSOCIATES, LLC, a Delaware limited liability company, O’NEILL & PARTNERS, LLC, a Delaware limited liability company, SEVEN LETTER ONA LLC, a Delaware limited liability company, CONCORDANT LLC, a Delaware limited liability company, and LUCAS PUBLIC AFFAIRS, LLC, a Delaware limited liability company (together with Company, individually and collectively, the “Existing Borrower”), PPHC INTERNATIONAL US, LLC, a Delaware limited liability company (the “New Borrower”, and together with the Existing Borrower, individually and collectively, the “Borrower”), PPHC INTERNATIONAL LTD, a limited company incorporated under the laws of England and Wales, and PAGEFIELD COMMUNICATIONS LIMITED, a limited company incorporated under the laws of England and Wales (individually and collectively, the “Guarantor”, and together with the Borrower, each a “Loan Party”, and collectively, the “Loan Parties”); and BANK OF AMERICA, N.A., as the lender (the “Lender”).
The Existing Borrower and the Lender are parties to that certain Credit Agreement dated as of February 28, 2023 (as amended, amended and restated, supplemented, substituted, extended, renewed or otherwise modified from time to time the “Credit Agreement”), and they now desire to, among other things, (i) increase the Supplemental Term Facility to an aggregate principal amount equal to Twenty-Five Million Dollars ($25,000,000) and (ii) amend certain provisions of the Credit Agreement as provided herein.
Accordingly, for and in consideration of the premises and the mutual covenants contained herein, the receipt and sufficiency of which consideration are hereby mutually acknowledged, the Loan Parties and the Lender hereby agree as follows:
1.    Capitalized Terms. Capitalized terms used in this Amendment which are not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement, as amended by this Amendment.
2.    Supplemental Term Commitment. Notwithstanding anything in the Credit Agreement to the contrary, Borrower acknowledges and agrees that as of the First Amendment Closing Date, the Supplemental Term Commitment was in the principal amount equal to Six Million Dollars ($6,000,000), and immediately after giving effect to this Amendment, the Supplemental Term Commitment shall be in the principal amount equal to Nineteen Million Dollars ($19,000,000).
3.    Outstanding Principal Balance of Loans. The Borrower acknowledges that as of the date hereof (x) the outstanding principal balance of (a) the Term Loan is Nine Million Six Hundred Twenty-Four Thousand Nine Hundred Ninety-Nine And 95/100 Dollars ($9,624,999.95), and (b) the Supplemental Term Loan is Six Million Dollars ($6,000,000), and (y) the outstanding amount of L/C Obligations under the Revolving Loans are Five Hundred Sixty-Five Thousand Seven Hundred Sixty-Three and 17/100 Dollars ($565,763.17). Borrower represents and warrants to Lender that the outstanding principal balance of the Term Loan, the Supplemental Term Loan and the Revolving Loans are due and owing to Lender, without offset or defense of any kind or nature and in the event Borrower has any offsets or defenses thereto, Borrower hereby irrevocably waives all such offsets and defenses.
4.    Amendments to the Credit Agreement. As of the date all of the conditions set forth in Section 5 of this Amendment are fully satisfied, the Loan Parties and the Lender agree that the following provisions of the Credit Agreement are amended as follows:
4.1.    Defined Terms.
(a)    The following defined terms in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety as follows:
“Availability Period” means (a) in respect of the Revolving Facility, the period from and including the Closing Date to the earliest of (i) the Maturity Date for the Revolving Facility, (ii) the date of termination of the Revolving Commitments pursuant to Section 2.07, and (iii) the date of termination of the Commitment of the Lender to make Revolving Loans and L/C Credit Extensions pursuant to Section 8.02, (b) in respect of the Term Facility, the period from, and including the Closing Date to three (3) Business Days following the Closing Date, and (c) in respect of the Supplemental Term Facility, (i) the period from, and including the First Amendment Closing Date to three (3) Business Days following the First Amendment Closing Date, and (ii) the period from, and including the Second Amendment Closing Date to three (3) Business Days following the Second Amendment Closing Date.
“Purchase Agreement” means, individually and collectively, the Closing Date Purchase Agreement, the Project Prince Purchase Agreement, and the Project Hermes Purchase Agreement, as applicable.
“Purchase Agreement Documents” means the Closing Date Purchase Agreement Documents, the Project Prince Purchase Agreement Documents, and the Project Hermes Purchase Agreement Documents, as applicable.
“Purchase Agreement Transaction” means individually and collectively, the Closing Date Purchase Agreement Transaction, the Project Prince Purchase Agreement Transaction, or the Project Hermes Purchase Agreement Transaction, as applicable.
“Seller” means individually or collectively, as the context may require, the Closing Date Seller, the Project Prince Seller and the Project Hermes Seller.
“Supplemental Term Commitment” means the Lender’s obligation to make the Supplemental Term Loans to the Borrower pursuant to Section 2.01(a). The Supplemental Term Commitment on the Second Amendment Closing Date shall be Nineteen Million Dollars ($19,000,000).
(b)    Section 1.01 of the Credit Agreement is hereby amended to add in the appropriate alphabetical order the following definitions:
“Guarantee” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness of the kind described in clauses (a) through (g) of the definition thereof or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness of the kind described in clauses (a) through (g) of the definition thereof or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed or expressly undertaken by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning.
“Guaranteed Obligations” has the meaning set forth in Section 9.01.
“Guarantors” means, collectively, (a) PPHC International Ltd, Pagefield Communications Limited and certain Subsidiaries of the Borrower as are or may from time to time become parties to this Agreement pursuant to Section 6.17, and (b) with respect to Additional Secured Obligations owing by any Loan Party or any of its Subsidiaries and any Swap Obligation of a Specified Loan Party (determined before giving effect to Sections 9.01 and 9.11) under the Guaranty, the Borrower.
“Guaranty” means, collectively, the Guarantee made by the Guarantors under Article IX in favor of the Lender, together with each other guaranty delivered pursuant to Section 6.17.
“Loan Documents” means, collectively, (a) this Agreement, (b) the Guaranty, (c) the Collateral Documents, (d) each Joinder Agreement, (e) any agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.12, and (d) all other certificates, agreements, documents and instruments executed and delivered, in each case, by or on behalf of any Loan Party pursuant to the foregoing (but specifically excluding any Secured Hedge Agreement or any Secured Cash Management Agreement) and any amendments, modifications or supplements thereto or to any other Loan Document or waivers hereof or to any other Loan Document; provided, that, “Loan Documents” shall mean any of the foregoing that is signed by any Loan Party and the Lender.
“Loan Parties” means, collectively each of the Borrower and Guarantors now or hereafter a party to this Agreement.

“Project Hermes Purchase Agreement” means that certain share purchase agreement dated June 7, 2024, by and among PPHC International Ltd, and the Company and the owners of the Project Hermes Seller.
“Project Hermes Purchase Agreement Documents” means collectively the Project Hermes Purchase Agreement and any and all other agreements, documents or instruments (together with any and all amendments, modifications, and supplements thereto, restatements thereof, and substitutes therefore) previously, now or hereafter executed and delivered by the Project Hermes Seller, PPHC International Ltd, the Company, or any other Person in connection with the Project Hermes Purchase Agreement Transaction.
“Project Hermes Purchase Agreement Transaction” means the share purchase agreement transaction contemplated by the provisions of the Project Hermes Purchase Agreement.
“Project Hermes Seller” means Pagefield Communications Limited.
“Qualified ECP Guarantor” means, at any time, each Loan Party with total assets exceeding $10,000,000 or that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act and can cause another Person to qualify as an “eligible contract participant” at such time under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
“Second Amendment Closing Date” means June 6, 2024.
“Specified Loan Party” means any Loan Party that is not then an “eligible contract participant” under the Commodity Exchange Act (determined prior to giving effect to Section 9.11).
4.2.    Term Loans. Section 2.01(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(a)    Term Borrowing. Subject to the terms and conditions set forth herein, the Lender agrees to make (i) a single Term Loan to the Borrower, in Dollars, on the Closing Date in an amount not to exceed the Term Facility and (ii) Supplemental Term Loans to the Borrower, in Dollars, on (1) the First Amendment Closing Date, and (2) the Second Amendment Closing Date, in an aggregate amount not to exceed the Supplemental Term Facility. The Term Borrowings shall consist of the Term Loan and the Supplemental Term Loans made by the Lender. Term Borrowings repaid or prepaid may not be reborrowed. The Term Loan and the Supplemental Term Loan may be Base Rate Loans or Term SOFR Loans, as further provided herein; provided, however, any Term Borrowing made on the Closing Date or any of the three (3) Business Days following the Closing Date shall be made as a Base Rate Loan unless the Borrower delivers a Loan Notice not less than three (3) Business Days prior to the date of such Term Borrowing.
4.3.    Repayment of Loans. Section 2.07(a)(ii) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(ii)    Supplemental Term Loans. The Borrower shall repay to the Lender the principal amount of the Supplemental Term Loans, unless accelerated sooner pursuant to Section 8.02, as follows (1) commencing May 1, 2024, and on the same day of each month thereafter through October 31, 2024, monthly payments of interest on the Supplemental Term Loans, and (2) commencing November 1, 2024, and on the same day of each month thereafter, in forty-two (42) equal monthly installments of principal each in the amount of 1.25% of the unpaid principal balance of the Supplemental Term Loans as of October 31, 2024, plus interest on the Supplemental Term Loans, until the Maturity Date for the Supplemental Term Facility. Provided, however, that, (i) the final principal repayment installment of the Supplemental Term Loan shall be repaid on the Maturity Date for the Supplemental Term Facility and in any event shall be in an amount equal to the outstanding aggregate principal amount of the Supplemental Term Loan, (ii) if any principal repayment installment to be made by the Borrower (other than principal repayment installments on the Term SOFR Loan) shall come due on a day other than a Business Day, such principal repayment installment shall be due on the next succeeding Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be and (iii) if any principal repayment installment to be made by the Borrower on the Term SOFR Loan shall come due on a day other than a Business Day, such principal repayment installment shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such principal repayment installment into another calendar month, in which event such principal repayment installment shall be due on the immediately preceding Business Day.
4.4.    Fees. Section 2.09 of the Credit Agreement is hereby amended and restated in its entirety as follows:
2.09.    Fees.    In addition to certain fees described in subsection (l) of Section 2.04, the Borrower shall pay to the Lender:
(i)    a nonrefundable upfront fee on the Closing Date of $42,500,
(ii)    a nonrefundable upfront fee on the First Amendment Closing Date of $26,000, and
(iii)    (ii) a nonrefundable upfront fee on the Second Amendment Closing Date of $24,000.
4.5.    Covenant to Guarantee Obligations. ARTICLE VI of the Credit Agreement is hereby amended by adding a new Section 6.17 immediately after Section 6.16 as follows:
6.17.    Covenant to Guarantee Obligations.
The Loan Parties will cause their Subsidiaries whether newly formed, after acquired or otherwise existing to promptly (and in any event within thirty (30) days after such Subsidiary is formed or acquired (or such longer period of time as agreed to by the Lender in its reasonable discretion)) (i) become a Guarantor hereunder by way of execution of a Joinder Agreement or (ii) become a co-borrower pursuant to paragraph (f) of the definition of “Permitted Acquisitions”; provided, that, in each case, no Foreign Subsidiary shall be required to become a Guarantor to the extent such Guaranty would result in a material adverse tax consequence for the Borrower. In connection therewith, the Loan Parties shall give notice to the Lender not less than ten (10) days prior to creating a Subsidiary (or such shorter period of time as agreed to by the Lender in its reasonable discretion), or acquiring the Equity Interests of any other Person. In connection with the foregoing, the Loan Parties shall deliver to the Lender, with respect to each new Guarantor or co-Borrower to the extent applicable, substantially the same documentation required pursuant to Sections 4.01(b) – (e) and such other documents or agreements as the Lender may reasonably request, including without limitation, updated Schedules to this Agreement.
4.6.    Continuing Guaranty. ARTICLE IX of the Credit Agreement is hereby amended and restated in its entirety as follows:
ARTICLE IX
CONTINUING GUARANTY.
9.01    Guaranty.
Each Guarantor hereby absolutely and unconditionally, jointly and severally guarantees, as primary obligor and as a guaranty of payment and performance and not merely as a guaranty of collection, prompt payment when due, whether at stated maturity, by required prepayment, upon acceleration, demand or otherwise, and at all times thereafter, of any and all of the Secured Obligations (for each Guarantor, subject to the proviso in this sentence, its “Guaranteed Obligations”); provided, that, (a) the Guaranteed Obligations of a Guarantor shall exclude any Excluded Swap Obligations with respect to such Guarantor and (b) the liability of each Guarantor individually with respect to this Guaranty shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the Bankruptcy Code of the United States or any comparable provisions of any applicable state law or other Applicable Law. Without limiting the generality of the foregoing, the Guaranteed Obligations shall include any such indebtedness, obligations, and liabilities, or portion thereof, which may be or hereafter become unenforceable or compromised or shall be an allowed or disallowed claim under any proceeding or case commenced by or against any debtor under any Debtor Relief Laws. The Lender’s books and records showing the amount of the Obligations shall be admissible in evidence in any action or proceeding, and shall be binding upon each Guarantor, and conclusive for the purpose of establishing the amount of the Secured Obligations. This Guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Secured Obligations or any instrument or agreement evidencing any Secured Obligations, or by the existence, validity, enforceability, perfection, non-perfection or extent of any collateral therefor, or by any fact or circumstance relating to the Secured Obligations which might otherwise constitute a defense to the obligations of the Guarantors, or any of them, under this Guaranty, and each Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to any or all of the foregoing.
9.02    Rights of Lender.
Each Guarantor consents and agrees that the Lender may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof: (a) amend, extend, renew, compromise, discharge, accelerate or otherwise change the time for payment or the terms of the Secured Obligations or any part thereof; (b) take, hold, exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any security for the payment of this Guaranty or any Secured Obligations; (c) apply such security and direct the order or manner of sale thereof as the Lender in its sole discretion may determine; and (d) release or substitute one or more of any endorsers or other guarantors of any of the Secured Obligations. Without limiting the generality of the foregoing, each Guarantor consents to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of such Guarantor under this Guaranty or which, but for this provision, might operate as a discharge of such Guarantor.
9.03    Certain Waivers.
Each Guarantor waives: (a) any defense arising by reason of any disability or other defense of the Borrower or any other guarantor, or the cessation from any cause whatsoever (including any act or omission of any Lender) of the liability of the Borrower or any other Loan Party; (b) any defense based on any claim that such Guarantor’s obligations exceed or are more burdensome than those of the Borrower or any other Loan Party; (c) the benefit of any statute of limitations affecting any Guarantor’s liability hereunder; (d) any right to proceed against the Borrower or any other Loan Party, proceed against or exhaust any security for the Secured Obligations, or pursue any other remedy in the power of any Lender whatsoever; (e) any benefit of and any right to participate in any security now or hereafter held by any Lender; and (f) to the fullest extent permitted by law, any and all other defenses or benefits that may be derived from or afforded by Applicable Law limiting the liability of or exonerating guarantors or sureties. Each Guarantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Secured Obligations, and all notices of acceptance of this Guaranty or of the existence, creation or incurrence of new or additional Secured Obligations.
9.04    Obligations Independent.
The obligations of each Guarantor hereunder are those of primary obligor, and not merely as surety, and are independent of the Secured Obligations and the obligations of any other guarantor, and a separate action may be brought against each Guarantor to enforce this Guaranty whether or not the Borrower or any other person or entity is joined as a party.
9.05    Subrogation.
No Guarantor shall exercise any right of subrogation, contribution, indemnity, reimbursement or similar rights with respect to any payments it makes under this Guaranty until all of the Secured Obligations and any amounts payable under this Guaranty have been indefeasibly paid and performed in full and the Commitments and the Facilities are terminated. If any amounts are paid to a Guarantor in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of the Lender and shall forthwith be paid to the Lender to reduce the amount of the Secured Obligations, whether matured or unmatured.
9.06    Termination; Reinstatement.
This Guaranty is a continuing and irrevocable guaranty of all Secured Obligations now or hereafter existing and shall remain in full force and effect until the Facility Termination Date. Notwithstanding the foregoing, this Guaranty shall continue in full force and effect or be revived, as the case may be, if any payment by or on behalf of the Borrower or a Guarantor is made, or any of the Lender exercises its right of setoff, in respect of the Secured Obligations and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by any of the Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Laws or otherwise, all as if such payment had not been made or such setoff had not occurred and whether or not the Lender is in possession of or have released this Guaranty and regardless of any prior revocation, rescission, termination or reduction. The obligations of each Guarantor under this Section 9.06 shall survive termination of this Guaranty.
9.07    Stay of Acceleration.
If acceleration of the time for payment of any of the Secured Obligations is stayed, in connection with any case commenced by or against a Guarantor or the Borrower under any Debtor Relief Laws, or otherwise, all such amounts shall nonetheless be payable by each Guarantor, jointly and severally, immediately upon demand by the Lender.
9.08    Condition of Borrower.
Each Guarantor acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from the Borrower and any other guarantor such information concerning the financial condition, business and operations of the Borrower and any such other guarantor as such Guarantor requires, and the Lender has no any duty, and such Guarantor is not relying on the Lender at any time, to disclose to it any information relating to the business, operations or financial condition of the Borrower or any other guarantor (each Guarantor waiving any duty on the part of the Lender to disclose such information and any defense relating to the failure to provide the same).
9.09    Appointment of Company.
Each of the Loan Parties hereby appoints the Company to act as its agent for all purposes of this Agreement, the other Loan Documents and all other documents and electronic platforms entered into in connection herewith and agrees that: (a) the Company may execute such documents and provide such authorizations on behalf of such Loan Parties as the Company deems appropriate in its sole discretion and each Loan Party shall be obligated by all of the terms of any such document and/or authorization executed on its behalf; (b) any notice or communication delivered by the Lender to the Company shall be deemed delivered to each Loan Party; and (c) the Lender may accept, and be permitted to rely on, any document, authorization, instrument or agreement executed by the Company on behalf of each of the Loan Parties.
9.10    Right of Contribution.
The Guarantors agree among themselves that, in connection with payments made hereunder, each Guarantor shall have contribution rights against the other Guarantors as permitted under Applicable Law.

9.11    Keepwell.
Each Loan Party that is a Qualified ECP Guarantor at the time the Guaranty or the grant of a Lien under the Loan Documents, in each case, by any Specified Loan Party becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under the Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under this Article IX voidable under Applicable Law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of each Qualified ECP Guarantor under this Section 9.11 shall remain in full force and effect until the Secured Obligations have been indefeasibly paid and performed in full. Each Loan Party intends this Section 9.11 to constitute, and this Section 9.11 shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Loan Party for all purposes of the Commodity Exchange Act.
5.    Representations and Warranties. Each Loan Party hereby represents and warrants to the Lender that:
5.1.    Each Loan Party is in compliance with all of the terms, covenants and conditions of the Credit Agreement, and all of the terms, covenants and conditions of each of the other Loan Documents to which it is a party.
5.2.    There exists no Event of Default and no event has occurred, or condition exists which, with the giving of notice or lapse of time, or both, would constitute an Event of Default.
5.3.    After giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are, except to the extent that they relate solely to an earlier date, true with the same effect as though such representations and warranties had been made on the date hereof.
5.4.    Each Loan Party has full requisite power and authority to execute and deliver this Amendment, to perform its obligations under the Credit Agreement and to incur the obligations provided for herein and therein, all of which have been duly authorized by all proper and necessary corporate or limited liability company action. No consent or approval of the shareholders or members of each Loan Party which has not been obtained and no consent or approval of, notice to or filing with, any public authority which has not been obtained or made is required as a condition to the validity of this Amendment.
5.5.    This Amendment and the Credit Agreement constitute the valid and legally binding obligations of the Loan Parties, enforceable in accordance with their respective terms, except as the enforceability hereof or thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors’ rights generally or by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
5.6.    There is no existing mortgage, lease, indenture, contract or other agreement binding on the Loan Parties or affecting their property, that would conflict with or in any way prevent the execution or delivery of this Amendment or the carrying out of the terms of the Credit Agreement.

5.7.    Each of PPHC International Ltd and Pagefield Communications Limited hereby makes the representations and undertakings set forth on Rider 1 attached hereto.
6.    Conditions. The effectiveness of this Amendment is subject to the following conditions precedent:
6.1.    Amendment. The Loan Parties and the Lender shall have executed and delivered one or more counterparts of this Amendment.
6.2.    Consent and Reaffirmation of Grantor. The Borrower shall have executed and delivered to the Lender the Consent and Reaffirmation of Grantor attached hereto.
6.3.    Joinder. The Existing Borrower, the New Borrower and the Guarantor shall have executed and delivered the Joinder Agreement dated as of the date hereof and have performed all of the obligations thereunder.
6.4.    Officer’s Certificate. The Lender shall have received Officer’s Certificates dated as of the date hereof, certifying as to the Organization Documents of each Borrower (or, with respect to the Existing Borrower, the amendments, if any, to the Organizational Documents delivered to the Lender on the Closing Date) (which, to the extent filed with a Governmental Authority, shall be certified as of a recent date by such Governmental Authority), the resolutions of the governing body of each Borrower, the good standing, existence or its equivalent of each Borrower and of the incumbency (including specimen signatures) of the Responsible Officers of each Borrower.
6.5.    Solvency Certificate. The Lender shall have received a Solvency Certificate signed by a Responsible Officer of the Company as to the financial condition, solvency and related matters of the Company and its Subsidiaries, after giving effect to the transactions contemplated hereby.
6.6.    Closing Certificate. The Lender shall have received, in form and substance satisfactory to the Lender, a certificate or certificates executed by a Responsible Officer of the Company as of the date hereof, as to the Project Hermes Purchase Agreement Transaction.
6.7.    Subordination Agreement. The Lender, the owners of the Project Hermes Seller and PPHC International Ltd shall have executed a Subordination Agreement dated as of the date hereof.
6.8.    KYC Information. Upon the request of the Lender, (a) the Loan Parties shall have provided to the Lender, and the Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act, and (b) if any Loan Party qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, such Loan Party shall have delivered Beneficial Ownership Certifications to the Lender. For purposes hereof: (i) “Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation, and (ii) “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.
6.9.    Payment of Fees. The Borrower shall pay to the Lender the fees and expenses set forth in Section 8 of this Amendment.
6.10.    Other Conditions. The Lender shall have received any and all other certificates, statements, opinions and other documents required by the terms of this Amendment or otherwise requested by the Lender.

7.    Post-Closing. Within ten (10) Business Days of the completion of the stamping and registration formalities required under the Applicable Law, Lender shall have received:
7.1.    UK Security Documents. Fully executed originals of those certain debenture, security and share pledge agreements, each under the laws of England and Wales, and other related documents, if any, regarding the pledge to the Lender by PPHC International Ltd and Pagefield Communications Limited a perfected security interest in all of their respective assets, including all equity.
7.2.    Director’s Certificate. Director’s Certificates certifying as to the Organization Documents of each Guarantor, the resolutions of the governing body of each Guarantor, the good standing, existence or its equivalent of each Guarantor and of the incumbency (including specimen signatures) of the director of each Guarantor.
7.3.    UK Counsel Opinion. A duly executed legal opinion of Katten Muchin Rosenman UK LLP.
8.    No Other Amendments; Reaffirmation; No Novation; No Waiver; Reservation of Rights and Release.
8.1.    Except as expressly amended hereby, the terms of the Credit Agreement shall remain in full force and effect in all respects, and each Loan Party hereby reaffirms its obligations under the Credit Agreement and under each of the other Loan Documents to which it is a party. Each Loan Party acknowledges and agrees that (a) the execution and delivery of this Amendment and consummation of the transactions contemplated hereby do not reduce, discharge, release, impair or otherwise limit any such Loan Party’s obligations under the Credit Agreement or any of the other Loan Documents to which it is a party, (b) no Loan Party has any offset, counterclaim or defense of any kind to its obligations, covenants or agreements under the Credit Agreement or any of the other Loan Documents to which it is a party, (c) nothing contained in this Amendment shall be deemed to constitute a waiver or release by the Lender of any default or Event of Default that may now or hereafter exist under the Credit Agreement or any of the other Loan Documents, or of the Lender’s right to exercise any and all of its rights and remedies thereunder, all of which rights and remedies are hereby reserved by the Lender, and (d) nothing contained in this Amendment shall be construed to constitute a novation with respect to the indebtedness described in the Credit Agreement and the other Loan Documents.
8.2.    Each Loan Party, for itself and for its successors and assigns, hereby releases and forever discharges the Lender and the Lender’s, respective predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives and affiliates (collectively, the “Lender Group”), from any and all presently existing claims, demands, damages, liabilities, actions and/or causes of action of any nature whatsoever, including, without limitation, all claims, demands and causes of action for contribution and indemnity, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which any Loan Party may have or claim to have against any of the Lender Group arising out of facts or events in any way related to the Credit Agreement, any of the other Loan Documents, or the transactions contemplated thereby or hereby that exist on the date hereof or arise from facts or actions occurring prior hereto or on the date hereof.
8.3.    Without limiting the generality of the foregoing or the Security Agreement, each Loan Party hereby acknowledges and agrees that (i) the security interests and liens granted under the

Security Agreement secure the Borrower’s indebtedness, obligations and liabilities under the Credit Agreement, as amended by this Amendment and the other Loan Documents (as each of such Loan Documents may have been affected by this Amendment), (ii) this Amendment does not release, impair or otherwise limit any of its obligations under the Security Agreement, (iii) the Security Agreement remains in full force and effect in all respects, and (iv) all references in the Security Agreement to the “Credit Agreement” shall be deemed references to the Credit Agreement as amended by this Amendment.
9.    References. All references in the Credit Agreement to “this Agreement,” “herein,” “hereunder” or other words of similar import, and all references to the “Credit Agreement” or similar words in the other Loan Documents, or any other document or instrument that refers to the Credit Agreement, shall be deemed to be references to the Credit Agreement as amended by this Amendment.
10.    Fees and Expenses. In consideration of Lender’s agreement to amend the terms of the Credit Agreement, the Loan Parties hereby agree that they will pay all reasonable out-of-pocket expenses incurred by the Lender in connection with the preparation of this Amendment and the consummation of the transactions described herein, including, without limitation, the reasonable attorneys’ fees and expenses of the Lender.
11.    Applicable Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York, without reference to conflicts of law principles.
12.    Counterparts; Electronic Delivery. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same instrument. Delivery by any party to this Amendment of its signatures hereon through facsimile or other electronic image file (including .pdf) (i) may be relied upon as if this Amendment were physically delivered with an original hand-written signature of such party, and (ii) shall be binding on such party for all purposes.
13.    Successors. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
14.    FINAL AGREEMENT. BY SIGNING THIS AMENDMENT, EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN OR AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS AMENDMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES, AND (D) THIS AMENDMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.
[Signatures begin on following page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal, all as of the day and year first above written.

BORROWER:	PUBLIC POLICY HOLDING COMPANY, INC.

By: /s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

ALPINE GROUP PARTNERS, LLC

By: Public Policy Holding Company, Inc., its
General Manager

		By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

ALPINE ADVISORS LLC

	By:	Public Policy Holding Company, Inc., its
General Manager

		By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

BAY STRATEGIES LLC

	By:	Public Policy Holding Company, Inc., its
General Manager

		By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer
[Signature Page to Second Amendment to Credit Agreement]

BLUE ENGINE MESSAGE & MEDIA, LLC

By:	Public Policy Holding Company, Inc., its
General Manager

	By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

CFW GROUP LLC

By:	Public Policy Holding Company, Inc., its
General Manager

	By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

COLUMBIA CAMPAIGN GROUP LLC

By:	Public Policy Holding Company, Inc., its
General Manager

	By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

CROSSROADS STRATEGIES, LLC

By:	Public Policy Holding Company, Inc., its
General Manager

	By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer
[Signature Page to Second Amendment to Credit Agreement]

FORBES TATE PARTNERS LLC

By:	Public Policy Holding Company, Inc., its
General Manager

	By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

JDA FRONTLINE PARTNERS, LLC

By:	Public Policy Holding Company, Inc., its
General Manager

	By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

KP PUBLIC AFFAIRS LLC

By:	Public Policy Holding Company, Inc., its
General Manager

	By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

MULTISTATE ASSOCIATES, LLC

By:	Public Policy Holding Company, Inc., its
General Manager

	By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer
[Signature Page to Second Amendment to Credit Agreement]

O’NEILL & PARTNERS, LLC

By:	Public Policy Holding Company, Inc., its
General Manager

	By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

SEVEN LETTER ONA LLC

By:	Public Policy Holding Company, Inc., its
General Manager

	By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

CONCORDANT LLC

By:	Public Policy Holding Company, Inc., its
General Manager

	By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

LUCAS PUBLIC AFFAIRS, LLC

By:	Public Policy Holding Company, Inc., its
General Manager

	By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer
[Signature Page to Second Amendment to Credit Agreement]

PPHC INTERNATIONAL US, LLC

By:	Public Policy Holding Company, Inc., its
General Manager

	By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer
[Signature Pages Continue]
[Signature Page to Second Amendment to Credit Agreement]

GUARANTOR:	PPHC INTERNATIONAL LTD

	By:	/s/ G. Stewart Hall
G. Stewart Hall
Director

PAGEFIELD COMMUNICATIONS LIMITED

	By:	/s/ Roeland Smits
Roeland Smits
Director
[Signature Page to Second Amendment to Credit Agreement]

BANK OF AMERICA, N.A.,
as Lender

By:	/s/ Holver Rivera
Name: Holver Rivera
Title: Senior Vice President
[Signature Page to Second Amendment to Credit Agreement]

Rider 1 – UK Law Representations and Undertakings
Representations
1.    Centre of Main Interest. For the purposes of Regulation (EU) 2015/848 of 20 May 2015 on insolvency proceedings (recast) (the “EU Regulation”), each of the English Loan Party’s centre of main interest (as that term is used in Article 3(1) of the EU Regulation) is situated in England and Wales and it has no “establishment” (as that term is used in Article 2(10) of the EU Regulation) in any other jurisdiction.
2.    Legal and beneficial ownership. Each Loan Party and each of its Subsidiaries is the sole legal and beneficial owner of the respective assets over which any such Loan Party or Subsidiary purports to grant Collateral.
3.    Governing Law and Enforcement. Subject to the Legal Reservations, the choice of governing law of the Loan Documents will be recognised and enforced in its respective jurisdiction of organization or incorporation, and any judgment obtained in relation to a Loan Document in the jurisdiction of the governing law of that Loan Document will be recognised and enforced in its respective jurisdiction of organization or incorporation.
4.    Filings. Under the laws of any applicable jurisdiction it is not necessary that the Loan Documents be filed, recorded or enrolled with any court or other authority in that jurisdiction or that any stamp, registration, notarial or similar Taxes or fees be paid on or in relation to the Loan Documents or the transactions contemplated by the Loan Documents except (a) registration of particulars of the English Collateral Documents and the Security and Pledge Agreement at Companies House in England and Wales under section 859A of the Companies Act 2006 and payment of associated fees; and registration of particulars of the English Debenture at the public register of the UK Intellectual Property Office or EU Intellectual Property Office (to the extent such Intellectual Property is registered at the UK Intellectual Property Office or EU Intellectual Property Office) and payment of associated fees, which registrations, filings, taxes and fees will be made and paid promptly after the date of the relevant Loan Document.
5.    PSC Register. No Loan Party has issued or intends to issue any warning notice or restrictions notice under Schedule 1B of the Companies Act 2006 in respect of any shares which constitute Collateral. No Loan Party has received any warning notice or restrictions notice under Schedule 1B of the Companies Act 2006 in respect of any shares which constitute Collateral.
6.    Employer. No English Loan Party is or has at any time been an employer (for the purposes of sections 38 to 51 of the Pensions Act 2004 of the United Kingdom) of an occupational pension scheme which is not a money purchase scheme (both terms as defined in the Pensions Schemes Act 1993 of the United Kingdom) and no English Loan Party is or has at any time been “connected” with or an “associate” of (as those terms are used in sections 38 and 43 of the Pensions Act 2004 of the United Kingdom) such an employer.
Positive Undertakings
1.    Employee Benefits. In respect of each English Loan Party; (i) ensure that all pension schemes operated by or maintained for the benefit of members of such English Loan Party and/or any of their employees are fully funded based on the statutory funding objective under sections 221 and 222 of the Pensions Act 2004 and that no action or omission is taken by such English Loan Party in relation to such a pension scheme which has or is reasonably likely to have a Material Adverse

Effect (including, without limitation, the termination or commencement of winding-up proceedings of any such pension scheme or such English Loan Party ceasing to employ any member of such a pension scheme); (ii) ensure that such English Loan Party is not or has not been at any time an employer (for the purposes of sections 38 to 51 of the Pensions Act 2004) of an occupational pension scheme which is not a money purchase scheme (both terms as defined in the Pension Schemes Act 1993) or "connected" with or an "associate" of (as those terms are used in sections 38 or 43 of the Pensions Act 2004) such an employer; (iii) deliver to the Lender at such times as those reports are prepared in order to comply with the then current statutory or auditing requirements (as applicable either to the trustees of any relevant schemes or to the relevant English Loan Party), actuarial reports in relation to all pension schemes mentioned in paragraph (i) above; and (iv) promptly notify the Lender of any material change in the rate of contributions to any pension schemes mentioned in paragraph (i) above paid or recommended to be paid (whether by the scheme actuary or otherwise) or required (by law or otherwise).
2.    Persons with Significant Control Regime. Each English Loan Party shall within the relevant timeframe, comply with any notice it receives pursuant to Part 21A of the Companies Act 2006 in respect of shares subject to the security created under the Collateral Documents and promptly provide the Lender with a copy of that notice.
3.    Centre of Main Interests. Each English Loan Party undertakes that it will not intentionally move its “centre of main interests” (as that term is used in Article 3(1) of Regulation (EU) 2015/848 of the European Parliament and of the Council of 20 May 2015 on insolvency proceedings (recast) (Insolvency Regulation)) to any other jurisdiction which would have a Material Adverse Effect on the Lender without the prior written consent of the Lender.
Definitions
“English Collateral Documents” means any Collateral Document governed by the laws of England and Wales, including the English Debenture and the English Share Charge.
“English Debenture” means an English law governed debenture to be entered into between (1) the English Loan Parties and (2) the Lender in form and substance satisfactory to the Lender.
“English Loan Parties” means (1) Pagefield Communications Limited, (2) PPHC International Ltd and (3) any other direct or indirect subsidiary of the Borrower that is incorporated or registered under the laws of England and Wales that becomes a Loan Party.
“English Share Charge” means an English law governed share charge to be entered into between (1) PPHC International US, LLC and (2) the Lender in form and substance satisfactory to the Lender.
“Legal Reservations” means (a) the principle that equitable remedies may be granted or refused at the discretion of a court and the limitation of enforcement by laws relating to insolvency, reorganisation and other laws generally affecting the rights of creditors; (b) the time barring of claims under the Limitation Acts, the possibility that an undertaking to assume liability for or indemnify a person against non-payment of UK stamp duty may be void and defences of set-off or counterclaim; (c) the limitation of the enforcement of the terms of leases of real property by laws of general application to those leases; (d) similar principles, rights and remedies under the laws of any Relevant Jurisdiction; and (e) any other matters which are set out as qualifications or reservations as to matters of law of general application in any legal opinions supplied to the Lender under this Agreement.
"Limitation Acts" means the Limitation Act 1980 and the Foreign Limitation Periods Act 1984.

"Relevant Jurisdiction" means in relation to an English Loan Party:
(a)    its jurisdiction of incorporation;
(b)    any jurisdiction where any asset subject to or intended to be subject to the English Collateral Documents to be created by it is situated;
(c)    any jurisdiction where it conducts its business; and
(d)    the jurisdiction whose laws govern the perfection of any of the English Collateral Documents entered into by it.

CONSENT AND REAFFIRMATION OF GRANTOR
Capitalized terms used herein shall have the meanings specified in the foregoing Amendment. Pursuant to that certain Security and Pledge Agreement dated as of February 28, 2023 (the “Security Agreement”) the undersigned (“Grantor”) granted to Lender a continuing security interest in the Collateral to secure the Borrower’s obligations under the Credit Agreement. Grantor hereby consents and agrees to the terms of the Amendment, and, without limiting the generality of the terms of the Security Agreement and each other Collateral Document and/or any agreement under which it has granted to the Lender a lien or security interest in any of its real or personal property (collectively, the “Supporting Documents”), acknowledges and agrees that (i) the Supporting Documents cover and apply to the Borrower’s obligations under the Credit Agreement, as amended by the Amendment, (ii) each reference in the Supporting Documents to the “Credit Agreement” shall be deemed to be a reference to the Credit Agreement as amended by the Amendment, (iii) the Amendment does not release, impair or otherwise limit any of Grantor’s obligations under the Supporting Documents, (iv) Grantor does not have any offset, counterclaim or defense of any kind to its obligations, covenants or agreements under the Supporting Documents, all of which obligations, covenants and agreements are hereby expressly reaffirmed, and (v) the Supporting Documents remain in full force and effect in all respects. Although each has been informed of the terms of the Amendment, it understands and agrees that the Lender has no duty to so notify it or any other grantor now or in the future, or to seek this or any future acknowledgment, consent or reaffirmation, and nothing contained herein shall create or imply any such duty as to any transactions, past or future.
Grantor, for itself and for its successors and assigns, hereby releases and forever discharges the Lender and the Lender’s, respective predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives and affiliates (collectively, the “Lender Group”), from any and all presently existing claims, demands, damages, liabilities, actions and/or causes of action of any nature whatsoever, including, without limitation, all claims, demands and causes of action for contribution and indemnity, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which Grantor may have or claim to have against any of the Lender Group arising out of facts or events in any way related to the Supporting Documents, the Credit Agreement or the transactions contemplated thereby that exist on the date hereof or arise from facts or actions occurring prior hereto or on the date hereof.
[Signatures begin on following page]

Grantor has duly executed this Consent and Reaffirmation of Grantor under seal, all as of the day and year first written in the foregoing Amendment.

GRANTOR:	PUBLIC POLICY HOLDING COMPANY, INC.

By: /s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

ALPINE GROUP PARTNERS, LLC

By: Public Policy Holding Company, Inc., its General Manager

		By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

ALPINE ADVISORS LLC

	By:	Public Policy Holding Company, Inc., its General Manager

		By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

BAY STRATEGIES LLC

	By:	Public Policy Holding Company, Inc., its General Manager

		By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer
[Signature Page to Consent and Reaffirmation of Grantors]

BLUE ENGINE MESSAGE & MEDIA, LLC

By:	Public Policy Holding Company, Inc., its General Manager

	By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

CFW GROUP LLC

By:	Public Policy Holding Company, Inc., its General Manager

	By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

COLUMBIA CAMPAIGN GROUP LLC

By: Public Policy Holding Company, Inc., its General Manager

	By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

CROSSROADS STRATEGIES, LLC

By: Public Policy Holding Company, Inc., its General Manager

	By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer
[Signature Page to Consent and Reaffirmation of Grantors]

FORBES TATE PARTNERS LLC

By: Public Policy Holding Company, Inc., its General Manager

By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

JDA FRONTLINE PARTNERS, LLC

By: Public Policy Holding Company, Inc., its General Manager

By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

KP PUBLIC AFFAIRS LLC

By: Public Policy Holding Company, Inc., its General Manager

By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

MULTISTATE ASSOCIATES, LLC

By: Public Policy Holding Company, Inc., its General Manager

By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer
[Signature Page to Consent and Reaffirmation of Grantors]

O’NEILL & PARTNERS, LLC

By: Public Policy Holding Company, Inc., its General Manager

By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

SEVEN LETTER ONA LLC

By: Public Policy Holding Company, Inc., its General Manager

By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

CONCORDANT LLC

By: Public Policy Holding Company, Inc., its General Manager

By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

LUCAS PUBLIC AFFAIRS, LLC

By: Public Policy Holding Company, Inc., its General Manager

By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer
[Signature Page to Consent and Reaffirmation of Grantors]